UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Soliciting Material Pursuant to § 240.14a-12

VOLTARI CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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767 Fifth Avenue, 47th Floor
New York, NY 10153
212-388-5500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2018

To the Stockholders of Voltari Corporation:

Notice is hereby given that the 2018 Annual Meeting of Stockholders of Voltari Corporation, a Delaware corporation (“Voltari” or the “Company”), will be held on June 14, 2018, beginning at 10:00 a.m. Eastern Daylight Time, at the offices of Brown Rudnick LLP, Seven Times Square, New York, NY, 10036 (the “Annual Meeting”), for the following purposes, as are more fully described in the accompanying Proxy Statement:

(1)
To elect four directors to serve until the 2018 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified;
(2)
To approve, on a non-binding, advisory basis, the compensation of the Company’ s named executive officers;
(3)
To ratify the appointment of Grant Thornton LLP (“ Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and
(4)
To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 18, 2018 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of common stock at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

A list of the holders of common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, for at least ten days prior to the Annual Meeting, at the offices of the Company, located at 767 Fifth Avenue, 47th Floor, New York, New York 10153.

This booklet includes the formal notice of the meeting and the proxy statement. Pursuant to the rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials on a website referenced in the Notice or request a printed or digital set of the proxy materials. Instructions regarding how to access the proxy materials over the Internet or to request a printed or digital copy may be found in the Notice. In addition, stockholders may request proxy materials in printed or digital form by mail, telephone or electronically by email on an ongoing basis.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE READ THE ATTACHED PROXY STATEMENT AND VOTE YOUR SHARES (I) VIA THE INTERNET, (II) BY TELEPHONE OR (II) BY REQUESTING A PAPER PROXY CARD TO SIGN, DATE AND RETURN BY MAIL. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE COMPANY'S ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2018: This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Internet Availability of Proxy Materials, the Proxy Statement, the Company's Annual Report for the fiscal year ended December 31, 2017 and the Proxy Card are available for viewing, printing, and downloading at  http://www.astproxyportal.com/ast/18262. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in the Notice.

Sincerely,

Peter K. Shea
Chairman of the Board of Directors

New York, NY
April 24, 2018

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL 1	4
EXECUTIVE OFFICERS	6
CORPORATE GOVERNANCE	7
EXECUTIVE COMPENSATION	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	13
PROPOSAL 2	16
PROPOSAL 3	17
PROPOSALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS	19
GENERAL	19
AVAILABLE INFORMATION	20

VOLTARI CORPORATION
767 Fifth Avenue, 47th Floor
New York, NY 10153
212-388-5500

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2018

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Voltari Corporation, a Delaware corporation (“Voltari” or the “Company”), for use at the Annual Meeting of Stockholders to be held on June 14, 2018, beginning at 10:00 a.m. Eastern Daylight Time, at the offices of Brown Rudnick LLP, Seven Times Square, New York, NY, 10036, (the “Annual Meeting”), and at any adjournments or postponements thereof, to consider the matters set forth in the Notice of Annual Meeting of Stockholders. This proxy statement, the proxy card and our annual report for the year ended December 31, 2017 will first be made of available to you on or about April 24, 2018.

Stockholders Entitled to Vote

Our Board of Directors has fixed the close of business on April 18, 2018 as the record date (the “Record Date”). Accordingly, only stockholders of record of the common stock, par value $0.001 per share (the “Common Stock”), of the Company at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. As of the Record Date, a total of 8,994,814 shares of Common Stock were outstanding. The holders of our Common Stock are entitled to one vote per share. There is no cumulative voting.

Proposals

Stockholders will vote on the following items at the Annual Meeting:

1.
The election of four directors to serve until the 2019 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified (Proposal 1);

2.
A non-binding, advisory vote to approve the compensation of the Company’ s named executive officers (Proposal 2);

3.
Ratification of the appointment of Grant Thornton LLP as the Company’ s independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 3); and

4.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Except for procedural matters incident to the conduct of the Annual Meeting, the Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting of Stockholders that are to come before the Annual Meeting.

Recommendations of the Board of Directors

Our Board of Directors recommends that you vote your shares:

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“ FOR” each of the nominees for director (Proposal 1);

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“ FOR” the approval, on a non-binding, advisory basis of the compensation of the Company’s named executive officers (Proposal 2); and

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“ FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 3).

How Record Holders Vote

If on the Record Date you hold shares of our Common Stock that are registered directly in your name with our transfer agent, American Stock Transfer &Trust Company LLC (“AST”), you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You may always attend the Annual Meeting and revoke your proxy by voting in person.

There are three ways for record holders to vote by proxy:

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By Internet— You can vote by Internet by going to the website www.voteproxy.com and following the instructions on our enclosed proxy card;

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By Telephone— You can vote by telephone by calling 1-800-776-9437 or the number on your proxy card or voting instruction form; or

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By Mail— You can vote by requesting a paper proxy card from American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 or printing a proxy card from the website www.voteproxy.com, completing, signing, dating and mailing the proxy card to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, at or before the taking of the vote at the Annual Meeting.

Voting of Proxies

The persons named as the proxies, Kenneth Goldmann and Peter Kaouris were selected by our Board of Directors.

Whichever voting method you select to transmit your instructions, the proxy holder will vote your shares of Common Stock in accordance with your instructions. If you submit your proxy card without specifying your voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors listed above for all matters presented in this proxy statement.

Street Name Holders and Record Holders

If on the Record Date you hold shares of our Common Stock in an account with a brokerage firm, bank, or other nominee, you are a beneficial owner of those shares and hold such shares in street name. These proxy materials have been forwarded to you by the nominee holding your shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares held in their account, and the nominee has enclosed or provided voting instructions for you to use in directing it how to vote your shares. The nominee that holds your shares, however, is considered the stockholder of record for purposes of the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you have received a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the Annual Meeting. You must present that legal proxy, along with valid photo identification and sufficient proof of share ownership as of the record date, at the meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by following your nominee’s voting instructions to ensure that your vote is counted.

Revocation of Proxies

Your attendance at the Annual Meeting alone will not automatically revoke your proxy. You may, however, revoke your proxy and change your vote at any time before it is voted by (i) delivering a written notice of revocation of the proxy’s authority to the Company’s Principal Executive Officer; (ii) delivering a duly executed proxy bearing a later date to the Company’s Principal Executive Officer; or (iii) by attending the Annual Meeting and voting in person.

Quorum and Votes Necessary for Action to be Taken

Quorum and Adjournment. The presence at the commencement of the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A broker “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owners. Shares voted in the manner described above will be counted as present at the Annual Meeting. If, however, a quorum is not present or represented at the Annual Meeting, either the person presiding at the Annual Meeting or a majority of the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting without notice other than announcement at the meeting, until a quorum shall be present or represented.

Vote Required for Proposal 1. Election of directors will be determined by a plurality of the votes cast by holders of shares of Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not have any effect on this proposal. Accordingly, the nominees receiving the highest number of “For” votes at the Annual Meeting will be elected as directors.

Vote Required for Proposal 2. The affirmative vote of a majority of the holders of shares of Common Stock present, in person or represented by proxy, and voting on this proposal at our Annual Meeting, is required to approve the non-binding, advisory vote on the compensation of the Company’s named executive officers. Abstentions and broker non-votes will not have any effect on this proposal.

Vote Required for Proposal 3. The affirmative vote of a majority of the holders of shares of Common Stock present, in person or represented by proxy, and voting on this proposal at our Annual Meeting, is required to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions and broker non-votes will not have any effect on this proposal.

Abstentions and Broker Non-Votes. Banks, brokers or other holders of record may vote shares held for a customer in street name on matters that are considered “routine” even if they have not received instructions from their customer. One of the proposals before the Annual Meeting this year is deemed a “routine” matter, namely the proposal to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 3), which means that if your shares are held in street name your bank, broker or other nominee can vote your shares on that proposal if you do not provide timely instructions for voting your shares.

The proposal to elect directors (Proposal 1) and the non-binding, advisory vote on the compensation of the Company’s named executive officers (Proposal 2) are not considered “routine” matters. As a result, if you do not instruct your bank, broker or other nominee how to vote with respect to those matters, your bank, broker or nominee may not vote on those proposals and a broker “non-vote” will occur.

Other Matters

As of the date of this proxy statement, our Board of Directors does not know of any business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement. If any other matters are properly brought before the Annual Meeting, your proxy authorizes us to vote, or otherwise act, in accordance with the best judgment and discretion of the persons named as proxies above.

Expenses of Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Voltari may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone or other means by directors, officers or employees of Voltari without compensation.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company is currently composed of four members. There is no limit to the number of terms a director may serve, and the term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified. The Board of Directors has approved the nomination of Peter K. Shea, Jaffrey (Jay) A. Firestone, Kevin Lewis and Sachin Latawa for election, each of whom has indicated a willingness to serve and each of whom currently serves as a director of the Company.

Vote Required

Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting. Accordingly, the nominees receiving the highest number of “For” votes at the annual meeting will be elected as directors. Abstentions and broker non-votes will not have any effect on the outcome of this proposal. Stockholders do not have the right to cumulate their votes in the election of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

The persons named as proxies on the enclosed proxy card will vote the proxies he or she receives for the election of Messrs. Shea, Firestone, Lewis and Latawa unless otherwise directed. In the event that any of the nominees become unavailable for election at the Annual Meeting, the persons named as proxies in the enclosed proxy card may vote for a substitute nominee in his or her discretion as recommended by the Board of Directors.

Set forth below is certain biographical information regarding the nominees. All of the nominees are currently serving as directors.

Director Nominees:	Age	Position	Director Since
Peter K. Shea (1)(2)(3)(4)	67	Chairman of the Board	2015
Jaffrey (Jay) A. Firestone (2)(3)(5)	61	Director	2011
Kevin Lewis (1)(2)(3)	47	Director	2013
Sachin Latawa	38	Director	2017

(1)
Member of our Compensation Committee
(2)
Member of our Governance and Nominating Committee
(3)
Member of our Audit Committee
(4)
Chairperson of our Compensation Committee and our Governance and Nominating Committee
(5)
Chairperson of our Audit Committee

Peter K. Shea has served as one of our directors since 2015. He has been an operating partner of Snow Phipps, a private equity firm, since 2013. Mr. Shea has served as the Chairman of FeraDyne Outdoors, LLC, a manufacturer and marketer of hunting accessories since 2014, Chairman of Teasedale Foods, Inc., a Hispanic foods company, since 2014, Chairman of Decopac, Inc., a B2B bakery supplier since 2017, Director of Hennessy Capital Partners III LLC, a special purpose acquisition company, since 2017, director of CVR Partners LP (NYSE: UAN), a nitrogen fertilizer company, since 2014; and Director of Viskase Companies (OTC: VKSC), a meat casing company, since 2006. Mr. Shea served as a director of Trump Entertainment Resorts, a gaming and hospitality company, from 2016 to 2017. Mr. Shea served as an operating advisor for OMERS Private Equity, a private equity firm, from 2011 to 2016. Mr. Shea was previously a director of: Give and Go Prepared Foods, a bakery, from 2012 to 2016; Hennessy Capital Partners II LLC, a special purpose acquisition company, from 2015 to 2016; Hennessy Capital Partners I LLC, a special purpose acquisition company, from 2014 to February 2015; Sitel World Wide Corp., a call center, from 2011 to September 2015; and CTI Foods, a food products processing company, from 2010 to 2014. From 2006 to 2009, Mr. Shea served as President of Icahn Enterprises L.P. (NASDAQ: IEP), where he was responsible for its real estate businesses which included rental real estate operations, consisting of retail, office and industrial properties leased to single-corporate tenants, and its residential home development operations, which focused on the construction and sale of single-family homes, custom built homes, multi-family homes and residential lots in subdivisions and planned communities. Icahn Enterprises L.P., Viskase Companies, CVR Partners LP, and Trump Entertainment Resorts each are indirectly controlled by Carl C. Icahn, the Company’s controlling stockholder. Mr. Shea has an M.B.A. from the University of Southern California and a B.B.A. from Iona College. Mr. Shea’s experience in the real estate business, in addition to his service on other boards, enables him to provide advice and insight to the Company as it develops its real estate business.

Jaffrey (Jay) A. Firestone has served as one of our directors since July 2011. Since 2006, Mr. Firestone has served as Chairman and Chief Executive Officer at Prodigy Pictures Inc., a leader in the production of quality film, television and cross-platform media. Previously, Mr. Firestone established Fireworks Entertainment in 1996 to produce, distribute and finance television programs and feature films. In 1998, Fireworks Entertainment was acquired by CanWest Global Communications Corporation and Mr. Firestone was named Chairman and Chief Executive Officer and oversaw the company’s Los Angeles and London based television operations as well as its Los Angeles feature film division, Fireworks Pictures. In addition, Mr. Firestone oversaw the company’s interest in New York based IDP Distribution, an independent distribution and marketing company formed by Fireworks Entertainment in 2000 as a joint venture with Samuel Goldwyn Films and Stratosphere Entertainment. Mr. Firestone has served on the board of directors for the Academy of Canadian Cinema and Television and the Academy of Television Arts and Sciences International Council in Los Angeles. Mr. Firestone has led two successful initial public offerings and in 1998, was nominated for entrepreneur of the year. Mr. Firestone has extensive experience in dealing with financial reporting, which, in addition to his service on another board, enables him to advise our board on a range of matters including financial matters.

Kevin Lewis has served as one of our directors since January 2013. Mr. Lewis is currently the Chief Marketing Officer of Alimentation Couche-Tard, beginning this role in July 2017. From 2013 to 2017, Mr. Lewis was the Chief Marketing Officer of Total Wine & More, the largest independent retailer of beer, wine and spirits in the U.S. Previously, Mr. Lewis served as the Chief Marketing Officer of Blockbuster LLC, the video rental retail chain subsidiary of Dish Network Corp. (NASDAQ: DISH) and was previously employed by Blockbuster Inc. as the Senior Vice President of Digital Entertainment. Blockbuster Inc. voluntarily filed for Chapter 11 bankruptcy protection in September 2010 and subsequently emerged from bankruptcy in March 2011 via a sale of the company to Dish Network Corp. Mr. Lewis was employed by subsidiaries of Koninklijke Philips Electronics N.V. (NYSE: PHG), an industrial conglomerate which engages in the healthcare, consumer lifestyle and lighting product business worldwide, as the Chief of Strategy and New Business for Philips Consumer Lifestyle from 2007 until 2009 and the Chief of Strategy and Vice-President, Business Development for Philips Consumer Electronics from 2004 until 2007. From 1993 until 2004, Mr. Lewis held multiple roles at The Boston Consulting Group, a management consulting company. Mr. Lewis received his B.A. in international relations from Stanford University and an MBA, with distinction, from INSEAD. Mr. Lewis’s management and corporate development experience enables him to provide our board insight and advice as we develop our business.

Sachin Latawa has served as one of our directors since April 2017. Mr. Latawa has served as Chief Financial Officer of the real estate segment of Icahn Enterprises L.P. (NASDAQ: IEP) (“IEP”), a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, mining, real estate and home fashion segments, since January 2017. In his current role, Mr. Latawa is responsible for directing all acquisition, divestiture, financial reporting, accounting, asset management and financial planning activities for IEP’s real estate segment. Prior to that time, Mr. Latawa was Controller of IEP’s real estate segment, beginning in April 2015. Prior to joining IEP, Mr. Latawa served as Vice President and M&A Controller at Fortress Investment Group (“Fortress”), where his responsibilities included overseeing M&A transactions for various publicly-traded REITs managed by Fortress, from March 2014 to April 2015. From 2006 to 2014, Mr. Latawa held various positions with PwC Transaction Services, most recently as a Director. Mr. Latawa is a Certified Public Accountant in the United States and a Chartered Accountant in India. He holds a Bachelors’ Degree in Commerce from Delhi University, India and an MBA from the Institute of Management Technology, India. Mr. Latawa's extensive experience in the real estate industry enables him to provide our Board with valuable insight into our business operations.

EXECUTIVE OFFICERS

The following table sets forth the names, titles and certain biographical information of our executive officers as of April 24, 2018.

Name	Age	Positions
Kenneth Goldmann	71	Principal Executive Officer
Peter Kaouris	51	Chief Accounting Officer

Kenneth Goldmann has served as our Principal Executive Officer since August 2017. Mr. Goldmann previously served as our Chief Financial Officer from May 2017 to August 2017, and our as our Chief Administrative and Accounting Officer from October 2015 to May 2017. Mr. Goldmann is a founding partner of Vantage CFO Partners LLC, a company formed in 2014 that provides financial management services to small business clients. Mr. Goldmann served as a partner at CohnReznick, a public accounting firm, from 2004 until his retirement in 2013. From 1997 to 2004 he was a partner at BDO Seidman, a public accounting firm. At both CohnReznick and BDO Seidman, Mr. Goldmann’s audit clients included real estate investment trusts. Mr. Goldman received a Bachelors’ Degree in Business Administration from Rider College in 1968 and studied tax and accounting at Rutgers University from 1970 to 1973.

Peter Kaouris has served as our Chief Accounting Officer since May 2017. Mr. Kaouris was previously a consultant from March 2016 until May 2017, providing strategic investment planning for family trusts, including preparing and implementing real estate investment strategies and conducting market analysis and real estate property due diligence. Mr. Kaouris was also a consultant for AXA Real Estate Investment Managers, from February 2017 to April 2017, where he assisted in streamlining accounting financial reporting deliverables from various third party companies. Previously, Mr. Kaouris served as the Vice President and Controller of O’Connor Capital Partners, from March 1999 to June 2015, where Mr. Kaouris was responsible for leading the accounting and financial management departments, as well as assisting in the various life cycle stages of real estate funds, which included budgeting and cash management, reviewing loan draws for real estate projects and assisting in the oversight of the audit and tax preparation for real estate properties, holding companies and fund level entities. From December 1996 to March 1999, Mr. Kaouris was a Senior Auditor at Ernst & Young LLP’s Financial Markets-Real Estate Group for Assurance and Business Advisory Practice, where his responsibilities included performing audits and strategic consulting for real estate clients and ensuring clients complied with financial regulatory controls and satisfied applicable accounting standards. From August 1994 to December 1996, Mr. Kaouris was an Assistant Controller for Related Companies, LP, where he assisted in the fund management for six real estate portfolios. Mr. Kaouris has served on the board of Bayside Gables Civic Association, Inc. since January 2017. Mr. Kaouris has a Bachelor of Business Administration, Accounting & Finance, from The Bernard M. Baruch College of the City University of New York and he received his New York Real Estate License in March 2017.

CORPORATE GOVERNANCE

Leadership Structure

Peter K. Shea serves as the Chairman of the Board of Directors and Kenneth Goldmann serves as our principal executive officer.

We separate the role of principal executive officer from the leadership of our Board of Directors in recognition of the different roles of each position and to foster independent leadership of the Board of Directors. We believe that our current leadership structure is appropriate to segregate the Board of Directors oversight role from management of the Company.

Board Structure

Our business and affairs are managed under the direction of the Board of Directors. Our Bylaws provide that the size of our Board of Directors will be fixed from time to time by the Board of Directors. Our Board of Directors is currently composed of four directors.

Each of our executive officers has been appointed by the Board of Directors and will serve until his or her successor is duly appointed and qualified.

Director Independence

We have made a determination of independence of our directors under standards of The NASDAQ Stock Market LLC (“NASDAQ”), solely for purposes of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”). We are not subject to the independence requirements, or any other rule or regulation, of NASDAQ.

Our Board of Directors has determined that each of Messrs. Shea, Firestone, and Lewis are independent directors under the applicable rules of NASDAQ. In making this determination about the independence of our directors, the Board of Directors considered the relationships that each such director or nominee has with Voltari and our management and all other facts and circumstances the Board of Directors deemed relevant in determining independence, including the relationships disclosed under “Certain Relationships and Related Transactions, and Director Independence,” and, with respect to Mr. Shea, his prior employment at IEP and his current and prior directorships of various public and private companies affiliated with Mr. Carl C. Icahn, our largest shareholder. Our Board of Directors has determined that Mr. Latawa is not an independent director under the applicable rules of NASDAQ. In making that determination, the Board of Directors considered Mr. Latawa’s relationships with entities controlled by Mr. Carl C. Icahn, as described more fully in his biography under “Directors,” and that Mr. Latawa is the Chief Financial Officer for the real estate segment for IEP, an entity controlled by Mr. Carl C. Icahn.

Since March 30, 2015, Mr. Carl C. Icahn has controlled more than 50% of the voting power of our common stock. See “Security Ownership of Certain Beneficial Owners and Management.” Consequently, if we were listed on NASDAQ, we would be considered a “controlled company” under applicable NASDAQ Marketplace Rules. Under these rules, a “controlled company” may elect not to comply with certain NASDAQ corporate governance requirements, including requirements that: (i) a majority of the Board of Directors consist of independent directors; (ii) director nominees be selected or recommended for the Board of Director’s selection by a majority of the independent directors or by a nominating committee composed solely of independent directors; and (iii) compensation of executive officers be determined or recommended to the Board of Directors by a majority of independent directors or by a compensation committee that is composed entirely of independent directors.

Board’s Role in Risk Oversight

Our Board of Directors is responsible for overseeing the Company’s risk management process. The Board of Directors focuses on the Company’s general risk management strategy, the most significant risks facing the Company, and ensures that appropriate risk mitigation strategies are implemented by management. The Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

The Board of Directors has delegated to the Audit Committee oversight of certain aspects of the Company’s risk management process. Among its duties, the Audit Committee periodically reviews and discusses with management the Company’s major risk exposures with respect to the Company’s accounting and financial reporting policies and procedures and the measures management has taken to monitor, measure and control such exposures and elicit recommendations for the improvement of the Company’s risk assessment and mitigation procedures. Our other Board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the full board as appropriate, including when a matter rises to the level of a material risk. The Company’s management is responsible for day-to-day risk management.

We believe the allocation of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Meetings of the Board of Directors

The Board of Directors met six times during the fiscal year ended December 31, 2017, and each of our directors attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he served. During the fiscal year ended December 31, 2017, the independent directors of the Board of Directors met in executive session during each of the Board of Directors’ quarterly regular meetings and at such other Board of Directors and committee meetings as the independent directors elected.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, and Governance and Nominating Committee. From time to time, we also establish special committees of the Board of Directors when necessary to address specific issues. The Board of Directors has adopted a charter for each of the standing committees that address the composition and functioning of such committee. Copies of the committee charters are available on Voltari’s website at www.voltari.com under the respective committee charter links.

Audit Committee. Our Board of Directors has established an Audit Committee. The Audit Committee represents and assists the Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. The Audit Committee is currently composed of three members: Messrs. Firestone, Shea and Lewis. Each member of the Audit Committee is a non-employee member of our Board of Directors. Mr. Firestone is the chairperson of our Audit Committee. Our Board of Directors has affirmatively determined that Messrs. Firestone, Shea and Lewis each meet the definition of “independent directors” for purposes of serving on an audit committee under applicable SEC and NASDAQ rules. In addition, Mr. Firestone qualifies as our “audit committee financial expert.” The Audit Committee met five times during the fiscal year ended December 31, 2017.

Compensation Committee. Our Board of Directors has established a Compensation Committee. Our Compensation Committee is responsible for reviewing and overseeing compensation of our named executive officers and oversees and administers our executive compensation plans and programs. The Compensation Committee is currently composed of two members: Messrs. Shea and Lewis, each of whom is a non-employee member of our Board of Directors. Mr. Shea is the chairperson of our Compensation Committee. The Compensation Committee acted via written consent in lieu of in-person meetings during the fiscal year ended December 31, 2017.

Governance and Nominating Committee. Our Board of Directors has established a Governance and Nominating Committee (the “Nominating Committee”) that has overall responsibility for recommending corporate governance process and board operations for the Company. The Nominating Committee identifies director candidates, reviews the qualifications and experience of each person considered as a nominee for election or reelection as a director, and recommends director nominees to fill vacancies on the Board and for approval by the Board and the shareholders. The Nominating Committee is currently composed of three members: Messrs. Shea, Firestone and Lewis, each of whom is a non-employee member of our Board of Directors. Mr. Shea is the chairperson of our Governance and Nominating Committee. The Nominating Committee acted via written consent in lieu of in-person meetings during the fiscal year ended December 31, 2017.

Director Qualifications; Recommendations of Director Candidates

The Board of Directors seeks a diverse group of candidates who, at a minimum, possess the background, skills, expertise and time to make a significant contribution to the Board of Directors, the Company and its stockholders. The Nominating Committee makes recommendations to the Board of Directors concerning the composition of the Board of Directors and its committees including size and qualifications for membership. In evaluating potential candidates for director, the Nominating Committee annually reviews and assesses the appropriate and desirable mix of characteristics, skills (including risk assessment skills), expertise and experience for the full Board of Directors and each committee, taking into account both current directors and all nominees for election as directors, as well as any diversity objectives and considerations. The Nominating Committee will consider stockholder recommendations for candidates for the Board of Directors using the same criteria.

The Nominating Committee considers nominees for election or appointment to our Board of Directors that are recommended by stockholders. Such recommendations should be submitted in writing to the attention of the Governance and Nominating Committee, Voltari Corporation, 767 Fifth Avenue, 47th Floor, New York, NY 10153. Pursuant to the Company’s Bylaws, in order for business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must give written notice of such stockholder’s intent to bring a matter before the annual meeting no later than ninety days prior to the first anniversary of the preceding year’s annual meeting and no earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the annual meeting is convened more than thirty days prior to or delayed by more than thirty days after such anniversary date, or if no annual meeting was held in the preceding year, notice must be received no later than the close of business on the later of the 90th day prior to the meeting or the 15th day following the day on which public announcement of the date of such meeting is made.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics for directors, officers and employees of Voltari and its subsidiaries, which meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K. The Code of Business Conduct and Ethics is available at www.voltari.com under the “Code of Business Conduct and Ethics” link. Any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website.

Attendance by Directors at the Annual Meeting of Stockholders

Our directors are encouraged, but not required, to attend the Annual Meeting on June 14, 2018. The Company’s 2017 annual meeting of stockholders was held on June 20, 2017. All members of our Board of Directors were present at our 2017 annual meeting of stockholders, in person or via telephone conference.

Stockholder Communications with Directors

Stockholders may contact the Company’s Board of Directors by writing to them c/o Board of Directors, Voltari Corporation, 767 Fifth Avenue, 47th Floor, New York, NY 10153. All communications addressed to the Board of Directors will be delivered to the Board of Directors. If stockholders desire, they may contact individual members of the Board of Directors or a particular committee of the Board of Directors by appropriately addressing their correspondence to the same address. In each case, such correspondence will be delivered to the appropriate director(s).

EXECUTIVE COMPENSATION

Summary Compensation Table

Our named executive officers are determined in accordance with the SEC rules. The following table provides summary information concerning compensation earned by or paid to our named executive officers for services provided to us during the years ended December 31, 2017 and 2016.

Name & Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Kenneth Goldmann	2017	175,000	40,000(2)	—	215,000
Principal Executive Officer (1)	2016	175,000	—	—	175,000
Peter A. Kaouris	2017	99,792(4)	—	—	99,792
Chief Accounting Officer (3)

(1)
Mr. Goldmann currently serves as our Principal Executive Officer since, and previously served as our Chief Financial Officer from May 18, 2017 to August 8, 2017, and as our Chief Administrative and Accounting Officer from October 5, 2015 to May 18, 2017.
(2)
On May 12, 2017, the Board of Directors, in their discretion, approved an award of a cash bonus to Mr. Goldmann in the amount of $40,000.
(3)
Mr. Kaouris was appointed as Chief Accounting Officer, effective May 22, 2017.
(4)
The salary information provided reflects the pro-rated portion of Mr. Kaouris’ $162,500 annual salary paid to him in 2017.

Overview

The Compensation Committee of the Board of Directors is responsible for determining and administering the Company’s compensation policies for the compensation of the Company’s executive officers. The Compensation Committee annually evaluates individual and corporate performance from both a short-term and long-term perspective. Our Compensation Committee considers the nature of each executive’s work and responsibilities, unusual accomplishments or achievements on the Company’s behalf, years of service, the executive’s total compensation and the Company’s financial condition generally.

Base Salary

The primary component of short-term compensation of our named executive officers has historically been base salary. The base salary established for each of our named executive officers is intended to represent each individual’s job duties and responsibilities, experience, and other discretionary factors deemed relevant by our Compensation Committee. Base salary is also designed to provide our named executive officers with a steady cash flow during the course of the fiscal year that is not contingent on short-term variations in our corporate performance.

Base salaries are reviewed from time to time by our Compensation Committee and may be recommended for adjustment based on the results of this review. The Compensation Committee determines whether to increase the base salaries of any of our named executive officers based upon its assessment of each named executive officer’s performance. The current annual base salary for Mr. Goldmann is $175,000 and Mr. Kaouris is $162,500.

Bonus

The Company may also award discretionary cash bonuses to its named executive officers from time to time. In May 2017, based on a consideration of relevant factors, the Board of Directors awarded Mr. Goldmann a cash bonus of $40,000.

Equity Incentive Plans & Outstanding Equity Awards at 2017 Fiscal Year End

In connection with the reorganization that was consummated on April 9, 2013, at which time we became the successor entity to Motricity, we assumed all stock-based benefits plans of Motricity, including the 1999 Stock Option Plan of Motricity, Inc., the Amended and Restated 2004 Stock Incentive Plan of Motricity, Inc. and the Motricity, Inc. 2010 Long-Term Incentive Plan, as amended and restated. At the effective time of the reorganization, each outstanding option to purchase shares of Motricity common stock became exercisable for the same number of shares of Voltari Common Stock, with no changes in the option exercise price or other terms and conditions of such options.

We did not grant any awards under the 2010 LTIP in 2017 or 2016. Further, there were no outstanding equity awards as of December 31, 2017. On April 19, 2018, the Board of Directors terminated the equity incentive plans of the Company.

Severance and Change of Control Benefits

No executive officers of the Company are currently eligible for any change in control or severance benefits.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), denies a federal income tax deduction for certain compensation in excess of $1 million per year paid to certain individuals of a publicly-traded corporation, unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section 162(m), as applicable. On December 22, 2017 the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act also established new tax laws that will affect 2018, including imposing limitations on the deductibility of certain executive compensation under 162(m).  The Compensation Committee’s policy is to qualify compensation paid to named executive officers for deductibility for federal income tax purposes to the extent feasible. However, to retain highly skilled executives and remain competitive with other employers, the Compensation Committee has the right to authorize compensation that would not otherwise be deductible under Section 162(m) of the Code or otherwise when it considers it in our best interests to do so.

The Compensation Committee considers the manner in which Section 409A of the Code affects deferred compensation opportunities that we offer to our employees. Section 409A of the Code requires, among other things, that “non-qualified deferred compensation” be structured in a way that limits employees’ ability to accelerate or further defer certain kinds of deferred compensation. We intend to operate our existing compensation arrangements that are covered by Section 409A of the Code in accordance with the applicable rules thereunder, and we will continue to review and amend our compensation arrangements to comply with Section 409A of the Code to the extent deemed necessary by the Compensation Committee.

The Compensation Committee does not believe that tax gross-ups, other than with respect to relocation expenses and other similar perquisites which necessitate a gross-up in order to make the executive whole from a tax perspective, paid by companies to their named executive officers are in the best interests of stockholders. As a result, the Compensation Committee will not approve any employment agreement or compensation plan that provides our named executive officers with a gross-up for federal and/or state income taxes that may arise under either Section 409A of the Code or the golden parachute excise tax rules of Section 280G of the Code.

Retirement Benefits & Non-qualified Deferred Compensation

Through the 2015 fiscal year, we sponsored a 401(k) plan, which is a qualified retirement plan offered to all eligible employees, including our named executive officers, that permits eligible employees to elect to defer a portion of their compensation on a pre-tax basis and provides for employer matching contributions. Employee and employer contributions to the 401(k) plan were discontinued in January 2016 and the plan was terminated effective as of April 30, 2016. We received a favorable determination letter from the Internal Revenue Service on December 20, 2017. We are in the process of commencing the liquidation of the plan.

Employment Agreements

We currently do not have any employment agreements with any of our named executive officers, each of which is an employee at-will. Our employment offer letters with our named executive officers are described below.

Kenneth Goldmann. On September 23, 2015, we entered into an employment offer letter with Mr. Goldmann, (the “Goldmann Offer Letter”), pursuant to which Mr. Goldmann commenced serving as our Chief Administrative and Accounting Officer on October 5, 2015. Under the terms of the Goldmann Offer Letter, Mr. Goldmann is entitled to an annual base salary of $175,000. Mr. Goldmann is subject to certain non-disclosure, non-competition and non-solicitation covenants.

Peter Kaouris. On May 12, 2017, we entered into an employment offer letter with Mr. Kaouris (“Kaouris Offer Letter”), pursuant to which Mr. Kaouris commenced serving as our Chief Accounting Officer on May 22, 2017. Under the terms of the Kaouris Offer Letter, Mr. Kaouris was entitled to an annual base salary of $162,500. Mr. Kaouris is subject to certain non-disclosure, confidentiality and non-disparagement covenants.

Director Compensation

To date, we have provided cash compensation to non-employee directors for their services as directors or members of committees of the Board of Directors. We have reimbursed and will continue to reimburse such non-employee directors for their reasonable expenses incurred in attending meetings of our Board of Directors and committees of the Board of Directors.

Our Board members receive annual cash compensation in the amount of $10,000, paid quarterly, for their service on the Board. Additional compensation is payable to (i) the Chairperson of the Audit Committee of $5,000 annually, payable quarterly, and (ii) to the Chairperson of the Board of $5,000 annually, payable quarterly. The Chairpersons of the Nominating and Governance Committee and the Compensation Committee do not receive any additional compensation. Mr. Latawa, as a director affiliated with Mr. Carl C. Icahn, the Company’s majority stockholder, agreed that he would not receive any compensation for his service on the Board.

Below is a summary table of what our 2017 non-employee Board members received through December 31, 2017.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Peter K. Shea	15,000	15,000
Jaffrey A. Firestone	15,000	15,000
Kevin Lewis	10,000	10,000
Sachin Latawa	---	---

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following tables set forth, as of April 18, 2018, certain information regarding the ownership of our common stock, by (1) each person known to us to beneficially own 5.0% or more of Common Stock; (2) each of our named executive officers and directors and (4) all of our executive officers and directors, as a group. This information is based upon information received from or on behalf of the named individuals or from publicly available information and filings with the SEC by or on behalf of those persons.

Beneficial ownership, which is determined in accordance with the rules and regulations of the SEC, means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of our Common Stock. The percentage of our Common Stock beneficially owned by a person or entity assumes that the person or entity has exercised all options and warrants and converted all convertible securities, the person or entity holds that are exercisable or convertible within 60 days of April 18, 2018, and that no other person or entity exercised any of their options or warrants or converted any of their convertible securities. Except as otherwise indicated below or in cases where community property laws apply, to our knowledge, the persons and entities named in the table possess sole voting and investment power over all shares of common stock shown as beneficially owned by the person or entity. The percentage of shares beneficially owned is based upon 8,994,814 shares of Common Stock outstanding as of April 18, 2018.

Name	Amount and Nature of Beneficial Ownership	Percent of Class
Entities affiliated with Carl C. Icahn (1)	4,739,620	52.7%
c/o Icahn Associates Corp. 767 Fifth Avenue, 46th Floor New York, NY 10153
Directors and Executive Officers:
Jaffrey (Jay) A. Firestone	14,351	*
Peter K. Shea	—	—
Kevin Lewis	8,503	*
Sachin Latawa	—	—
Kenneth Goldmann	—	—
Peter Kaouris	—	—
All directors and executive officers as a group (6 persons)	22,854	—

* Less than one percent of the outstanding shares of our common stock

(1)
Information in the table and this footnote is based upon information contained in a Schedule 13D/A filed with the SEC on December 18, 2017 by Mr. Carl C. Icahn and includes 4,739,620 shares of Common Stock.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table discloses the securities authorized for issuance under the Company’s equity compensation plan as of December 31, 2017.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plan approved by security holders	—	—	445,589
Equity compensation plan not approved by security holders	—	—	—
Total	—	—	445,589

On April 19, 2018, the Board of Directors terminated the equity compensation plans of the Company.

Certain Relationships and Related Transactions.

Term Loan

On August 7, 2015, we, as borrower, and Koala Holdings LP, as lender, an affiliate of Mr. Carl C. Icahn, the Company’s controlling stockholder ("Koala"), entered into a $10 million revolving loan facility (the “Prior Revolving Note") at a rate equal to the greater of the LIBOR rate plus 350 basis points, per annum, and 3.75%, per annum, plus a fee of 0.25% per annum on undrawn amounts. The Company sought and received the Prior Revolving Note to, in part, allay potential concerns regarding the Company’s ability to invest in and execute its transformation plan while retaining cash levels sufficient to fund its ongoing operations. There were no limitations on the use of proceeds under the Prior Revolving Note. As collateral for the Prior Note, we pledged and granted to Koala a lien on our limited liability company interest in Voltari Real Estate Holding LLC.

On March 29, 2017, we (as borrower) and Koala, as lender, entered into a revolving note (the “Amended Note”), which amended and restated the Prior Revolving Note. Pursuant to the Amended Note, Koala made available to the Company a revolving loan facility of up to $30 million in aggregate principal amount (the “Commitment”). The Company may, by written notice to Koala, request that the Commitment be increased (the “Increased Commitment”), provided that the aggregate amount of all borrowings, plus availability under the aggregate Increased Commitment, shall not exceed $80 million. Koala has no obligation to provide any Increased Commitment and may refuse to do so in its sole discretion. Borrowings under the Amended Note will bear interest at a rate equal to the LIBOR Rate (as defined in the Amended Note) plus 200 basis points, per annum, subject to a maximum rate of interest of 3.75%, per annum. The Amended Note matures on the earliest of (i) December 31, 2020, (ii) the date on which any financing transaction, whether debt or equity, is consummated by the Company (or its successors and assigns) with net proceeds in an amount equal to or greater than $30 million, and (iii) at the Company’s option, a date selected by the Company that is earlier than December 31, 2020 (the “Maturity Date”). The Amended Note also allows the Company to, upon written notice to Koala not more than 60 days and not less than 30 days prior to the Maturity Date, request that Koala extend the Maturity Date to December 31, 2022. Koala may, in its sole discretion, agree to extend the Maturity Date by providing written notice to the Company on or before the date that is 20 days prior to the Maturity Date. If an event of default exists, the Amended Note will bear interest at a default rate equal to the greater of the LIBOR Rate plus 300 basis points, per annum, and 4.5%, per annum. Subject to the terms and conditions of the Amended Note, the Company may repay all or any portion of the amounts outstanding under the Amended Note at any time without premium or penalty. The amounts available under the Commitment or Increased Commitment, as the case may be, will increase and decrease in direct proportion to repayments and reborrowings under the Amended Note, respectively, from time to time. As collateral for the Amended Note, the Company has pledged and granted to Koala a lien on the Company’s limited liability company interest in Voltari Real Estate Holding LLC.

Koala is beneficially owned by Carl C. Icahn, who, as of April 18, 2018, beneficially owned approximately 52.7% of the Company’s outstanding shares of Common Stock and approximately 98.0% of our Series J preferred stock. In connection with the negotiation of the structure and terms of the Amended Note, the Board of Directors, which consists entirely of independent directors, retained and received advice from its own legal counsel as well as an independent financial advisor. The Board of Directors received an opinion from its independent financial advisor that the financial terms of the Amended Note are fair, from a financial point of view, to the Company. The Board of Directors approved the terms and conditions of, and the Company’s entry into, the Amended Note.

As of December 31, 2017, borrowings under the Amended Note totaled $5.5 million. The outstanding balance, including accumulated interest of $0.3 million, totaled $5.8 million as of December 31, 2017. As of April 23, 2018, the outstanding balance, including accumulated interest of $0.4 million, totaled $23.4 million, which includes borrowings of $16.8 million in connection with the consummation of our acquisition of a real estate property in Columbia, South Carolina on April 23, 2018.

Corporate Opportunities Waiver

In order to address potential conflicts of interest between us and the funds affiliated with New Enterprise Associates, Inc. and TCV V L.P., and Koala, and any person or entity affiliated with these investors (each, an “Exempted Investor”), our Amended and Restated Certificate of Incorporation contains provisions regulating and defining the conduct of our affairs as they may involve each Exempted Investor and its officers, directors or employees, and our powers, rights, duties and liabilities and those of our officers, directors and stockholders in connection with our relationship with each such investor.

Our Amended and Restated Certificate of Incorporation provides that no Exempted Investor is under any duty to present any corporate opportunity to us which may be a corporate opportunity for such Exempted Investor or any officer, director or employee thereof and us and each Exempted Investor or any officer, director or employee thereof will not be liable to us or our stockholders for breach of any fiduciary duty as our stockholder or director by reason of the fact that such Exempted Investor pursues or acquires that corporate opportunity for itself, directs that corporate opportunity to another person or does not present that corporate opportunity to us. For purposes of our Amended and Restated Certificate of Incorporation, “corporate opportunities” include business opportunities that we are financially able to undertake, that are, from their nature, in our line of business, are of practical advantage to us and are ones in which we have an interest or a reasonable expectancy, and in which, by embracing the opportunities, the self-interest of each Exempted Investor or its officers or directors will be brought into conflict with our self-interest. Any person purchasing or otherwise acquiring any interest in any shares of our capital stock will be deemed to have consented to these provisions of our amended and restated certificate of incorporation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other of our equity securities. Specific due dates for these reports have been established, and we are required to disclose any failure to file by these dates during fiscal year 2017. Our officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required during the fiscal year 2017, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL 2

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Securities Exchange Act of 1934, as amended, and the related rules of the SEC, the Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the section titled “Executive Compensation” (beginning on page 10), the compensation tables (beginning on page 10), and any related information contained in this proxy statement under “Executive Compensation.”

The Board of Directors believes that the Company’s compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of stockholders. You are urged to read the “Executive Compensation” section of this proxy statement for additional details on the Company’s executive compensation, including the 2017 compensation of the named executive officers.

At our 2017 annual meeting of stockholders held on June 20, 2017, stockholders cast an advisory vote on the compensation of our named executive officers. More than 96% of the votes cast on the so-called “say-on-pay” proposal were in favor of our compensation of the Company’s named executive officers. The Board of Directors and its Compensation Committee reviewed the final vote results, and we did not make any changes to our executive compensation program as a direct result of the vote.

The Company believes that the information regarding named executive officer compensation as disclosed within the “Executive Compensation” section of this proxy statement demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure a strong alignment with the long-term interests of the Company’s stockholders. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This “say-on-pay” proposal gives Voltari’s stockholders the opportunity to express their view on the compensation of the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall approach to the compensation of the Company’s named executive officers, as described in this proxy statement. Accordingly, the Company will ask the Company’s stockholders to vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in this proxy statement under “Executive Compensation” pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Vote Required

Approval of this proposal requires the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on this proposal at our Annual Meeting. Abstentions and broker “non-votes” will not have any effect on this proposal. If no voting instructions are given, the accompanying proxy will be voted for this Proposal 2.

Your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our named executive officers. Because your vote is advisory, it will not be binding upon the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and the Compensation Committee will, however, take into account the outcome of the say-on-pay vote when considering future compensation arrangements.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THIS RESOLUTION.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, upon the recommendation of the Audit Committee, has appointed Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Our Audit Committee Charter requires stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and therefore a proposal to ratify the appointment of Grant Thornton will be presented at the Annual Meeting. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection of that firm.

A representative of Grant Thornton is expected to be present, in person or telephonically, at the Annual Meeting, and he or she will have an opportunity to make a statement if he or she desires. The representative will also be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of shares present, in person or represented by proxy, and voting on this proposal at our Annual Meeting is required to ratify the appointment of Grant Thornton as our independent registered public accounting firm. Abstentions and broker “non-votes” will not have any effect on the proposal to ratify the appointment of Grant Thornton. If the stockholders do not ratify the appointment of Grant Thornton, the Audit Committee will review the Company’s relationship with Grant Thornton and take such action as it deems appropriate, which may include continuing to retain Grant Thornton as the Company’s independent registered public accounting firm.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

Independent Registered Public Accounting Firm Fees

The following is a summary of the fees billed to us by Grant Thornton LLP for professional services rendered for the fiscal years ended December 31, 2017 and December 31, 2016:

Fee Category	Fiscal 2017 Fees	Fiscal 2016 Fees
Audit Fees	$107,500	$163,095
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$107,500	$163,095

Audit Fees. During the years ended December 31, 2017 and 2016, we incurred fees and related expenses for professional services rendered by Grant Thornton relating to the audit and review of the financial statements of the respective years totaling approximately $0.1 million and $0.2 million, respectively. “Audit Fees” included fees for professional services and expenses relating to the reviews of our quarterly financial statements and our Quarterly Reports on Form 10-Q for each of the quarters ended March 31, June 30, and September 30, 2017 and 2016. “Audit Fees” for years ended December 31, 2017 and 2016 also include fees relating to the procedures relating to the Company’s registration statements.

We incurred no audit-related fees, tax fees or other fees during the fiscal years ended December 31, 2017 and 2016.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor. All audit-related and tax services for fiscal years 2017 and 2016 by Grant Thornton were pre-approved by the Audit Committee of the Company.

The Audit Committee has determined that the rendering of the services by Grant Thornton, other than the audit services, is compatible with maintaining the principal accountant’s independence.

Audit Committee Report

In connection with the issuance of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, the Audit Committee:

1.
Reviewed and discussed with management the Company’ s audited financial statements as of December 31, 2017 and 2016;

2.
Discussed with Grant Thornton the matters required to be discussed by the Auditing Standards Board Statement of Auditing Standards (SAS) No. 61, as amended; and

3.
Requested and obtained from Grant Thornton the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’ s communications with the audit committee concerning independence, and has discussed with Grant Thornton its independence.

Based on the review and discussions referred to in paragraphs numbered (1)-(3) above, the Audit Committee recommended to our Board of Directors that the audited financial statements as of December 31, 2017 and 2016 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

Respectfully Submitted by the Audit Committee:
Jay A. Firestone, Chairperson
Peter K. Shea
Kevin Lewis

PROPOSALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to federal securities laws, any proposal by a stockholder to be included in the Company’s proxy statement for the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) must be received at the Company’s executive offices at 767 Fifth Avenue, 47th Floor, New York, NY 10153, no later than the close of business on December 24, 2018. However, if the date of the 2018 Annual Meeting is more than thirty days before or after June 14, 2018, then the deadline for submitting any such stockholder proposal for inclusion in the proxy materials relating to the 2019 Annual Meeting shall be a reasonable time before we begin to print or mail such proxy materials. Proposals should be sent to the attention of the Corporate Secretary.

If you intend to present a proposal at the 2019 Annual Meeting, or if you want to nominate one or more directors but will not seek to include such proposal or nomination in our proxy statement for that meeting, you must give timely notice thereof in writing to the Nominating Committee at 767 Fifth Avenue, 47th Floor, New York, NY 10153 no later than the close of business on March 15, 2019 and no earlier than the close of business on February 14, 2019 at the address above. Pursuant to the Company’s Bylaws, in order for business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must give written notice of such stockholder’s intent to bring a matter before the annual meeting no later than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting and no earlier than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the annual meeting is convened more than thirty days prior to or delayed by more than thirty days after such anniversary date, or if no annual meeting was held in the preceding year, notice must be received no later than the close of business on the later of the 90th day prior to the meeting or the 15th day following the day on which public announcement of the date of such meeting is made.

You may contact our Principal Executive Officer at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

GENERAL

Report of the Audit Committee

The information set forth in this proxy statement under the caption “Audit Committee Report” shall not be deemed to be (i) incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that in any such filing the Company expressly incorporates such information by reference, or (ii) “soliciting material” or “filed” with the SEC.

Stockholders Sharing an Address

Only one Notice, and if applicable, a single set of our proxy materials, is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. You may make a written or oral request by sending a written notification to the Chief Administrative and Accounting Officer, Voltari Corporation, 767 Fifth Avenue, 47th Floor, New York, NY 10153, stating your name, your shared address and the address to which we should direct the additional copy. If multiple stockholders sharing an address have received one copy of these materials and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our executive office. Additionally, if current stockholders with a shared address received multiple copies of these materials and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our executive office.

By Order of the Board of Directors
Peter K. Shea
Chairman of the Board of Directors

April 24, 2018

AVAILABLE INFORMATION

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 23, 2018, including the financial statements and the financial statement schedules thereto, is included with the Annual Report made available to each shareholder in accordance with the instructions provided in the Notice mailed to each stockholder. Stockholders may obtain without charge a copy of the Form 10-K upon written request to: Voltari Corporation, c/o Principal Executive Officer, 767 Fifth Avenue, 47th Floor, New York, NY 10153.

0

VOLTARI CORPORATION
PROXY

Annual Meeting of Stockholders

June 14, 2018

(Solicited on Behalf of the Board of Directors)

The undersigned common stockholder of Voltari Corporation hereby appoints Kenneth Goldmann and Peter Kaouris as the proxies of the undersigned, and each of them acting singly, with full power of substitution and revocation, to represent and vote on behalf of the undersigned all of the shares of common stock of the Company that the undersigned is entitled in any capacity to vote if personally present at the 2018 Annual Meeting of Stockholders to be held at Brown Rudnick LLP, Seven Times Square, New York, NY, 10036, on Thursday, June 14, 2018 at 10:00 a.m. Eastern Daylight Time, and at any postponements or adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3, AND AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, IN THE DISCRETION OF THE PROXY HOLDERS.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

VOLTARI CORPORATION

June 14, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18262

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20433000000000000000 5 061418

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS (PROPOSAL 1) AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of four directors nominated by the Board of Directors (Proposal 1).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Peter K. Shea
- ○ Jay A. Firestone
- ○ Kevin Lewis
- ○ Sachin Latawa

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof, in accordance with their best judgment and discretion.

Receipt is acknowledged of the Notice of Annual Meeting of Stockholders, the Proxy Statement accompanying such Notice and the Annual Report to stockholders for the fiscal year ended December 31, 2017.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

VOLTARI CORPORATION

June 14, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT on June 13, 2018.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/18262

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

20433000000000000000 5 061418

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS (PROPOSAL 1) AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of four directors nominated by the Board of Directors (Proposal 1).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Peter K. Shea
- ○ Jay A. Firestone
- ○ Kevin Lewis
- ○ Sachin Latawa

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof, in accordance with their best judgment and discretion.

Receipt is acknowledged of the Notice of Annual Meeting of Stockholders, the Proxy Statement accompanying such Notice and the Annual Report to stockholders for the fiscal year ended December 31, 2017.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.